UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

AfterMaster, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10196	23-2517953
(State or other jurisdictionof incorporation)	(Commission FileNumber)	(IRS Employer IdentificationNumber)

6671 Sunset Blvd., Suite 1520 Hollywood, California	90028
(Address of principal executive offices)	(zip code)

(310) 657-4886

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02
Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 10, 2018, the Board of Directors of AfterMaster, Inc. (the “Company”) determined that the Company’s financial statements in (i) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, and (ii) the Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2017 (such Quarterly Reports collectively the “Quarterly Reports”), should not be relied upon because of the following issue discovered in the course of the Company’s preparation of its financial statements for the quarterly period ended March 31, 2018:

During the September 30, 2017 quarter, the Company should have (i) recognized the cost of sales related to 4,000 units of Company products sold to the Company’s manufacturer, instead of recording such costs of sales in the quarter ending December 31, 2017, (ii) not included accounts receivable of $400,000 related to the sale of the 4,000 units, (iii) recognized an accounts payable extinguishment of $125,000 with its manufacturer related to the purchase of the 4,000 units, and (iv) offset the payables and receivables related to the 4,000 units totaling $400,000.

During the December 31, 2017 quarter, the Company should have (i) offset accounts receivable and accounts payable related to a sale totaling $90,000 to the Company’s manufacturer, (ii) reported a decrease in cost of goods sold of $142,389 and (iii) recorded additional inventory of $340,389.

The Company intends to file amended Quarterly Reports on Form 10-Q/A as soon as possible (the “Amended Quarterly Reports”). The differences between the Quarterly Reports and the Amended Quarterly Reports will be identified in the Amended Quarterly Reports.

The Company’s authorized officer discussed with the Company’s independent certifying accountant, Sadler Gibb & Associates, LLC (“Sadler Gibb”) the matters discussed in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2018	AFTERMASTER, INC.
	By:	/s/ Larry Ryckman
Name: Larry Ryckman
Title: President and Chief Executive Officer